EXHIBIT 10.25

EXECUTIVE SEVERANCE AGREEMENT

                    As of December 31, 1999, each of the following officers have entered into an Executive Severance Agreement identical to the form of Executive Severance Agreement that is incorporated by reference from Exhibit 10.18 of the Company's Form 8-K filed March 5, 1997:

Mary Ellen Baker
Gary S. Bernard
Donald R. Britton
Steven D. Crandall
David A. Dams
Gregory K. Daniels
Stanlee P. Greene, Jr.
Joseph T. Keating
Larry S. Magnesen
Ronald C. Mishler
Daniel W. Terpsma
Michael J. Whalen